UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



 ==============================================================================



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
                 (Date of earliest event reported) March 2, 2004





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER EVENTS

On March 2, 2004, General Motors Corporation (GM) issued a news release announcing February 2004 sales. The release is as follows:

GM Reports February Sales of 353,117, Up 6 Percent

Car Deliveries Up 9 Percent and Truck Deliveries Up 4 Percent
Led by Strong GMC Sales

Cadillac Sales Up 10 Percent Paced by Record CTS Deliveries

DETROIT - General Motors dealers sold 353,117 new cars and trucks in February, up 6 percent compared to February 2003. GM's truck sales (196,106) were up 4 percent and car sales (157,011) were up 9 percent.

"GM's February sales improved nicely compared to last month and the prior year, giving us momentum as we move into the spring selling season," said John Smith, group vice president, GM North America Vehicle, Sales, Service and Marketing. "We continued to achieve sales increases in growing areas of the business - trucks and luxury vehicles - led by strong performances at Cadillac, GMC and Chevrolet. We also saw sales gains by important car entries like the Cadillac CTS and Pontiac Grand Prix."

GM Truck Sales

Sales of GM's industry-leading truck lineup continued at a strong pace in February. Total truck sales were up 4 percent, led by deliveries of full-size pickups (68,679), which improved 5.5 percent and led the industry. Sales of Chevrolet full-size pickups (54,481) were up 4 percent compared to a year ago, and GMC Sierra sales (14,198) improved 12 percent. Deliveries of GM large utilities (33,440) were up 31 percent, led by the Chevrolet Tahoe (13,760), up 29 percent and record sales of GMC Yukon (6,837), which gained 52 percent.

GM Car Sales

GM's total car deliveries were up 9 percent compared to February 2002. Deliveries of entry-level vehicles (36,110) improved 9 percent, paced by Chevrolet Cavalier sales (21,092), up 23 percent, record Saturn ION deliveries (7,723), which gained 5 percent, and Pontiac Sunfire (3,261), which improved 52 percent. Sales increases also were achieved by Cadillac CTS (4,838), which was 36 percent above year-ago levels and established a new monthly record and Chevrolet Corvette (2,382), which was up 38 percent.

Divisional Highlights

Chevrolet - Total Chevrolet sales in February were 200,232, up 10 percent from last year. Car deliveries (75,877) were up 32.5 percent, with gains by Cavalier (21,092), up 23 percent and Corvette (2,382), up 38 percent. Chevrolet full-size trucks continued to show sales strength. Tahoe deliveries (13,760) were up 29 percent, and Suburban sales (8,618) were up 26 percent. Silverado had a solid month with 48,136 deliveries, up 9 percent.

Cadillac - Cadillac sales (16,983) improved 10 percent from year-ago levels. Truck deliveries (6,392) established a new monthly record and were up 66 percent as a result of strong sales of the Escalade portfolio (4,109) and the new SRX (2,283). Escalade ESV sales (953) were up 11 percent and set a new February record. Cadillac passenger car deliveries were paced by record CTS sales (4,838), a 36 percent improvement.

GMC - GMC continued to build on its 2003 record performance. February sales (41,467) increased 14 percent over year-ago results. Sierra sales (14,198) were up 12 percent. Yukon sales established a new monthly record with 6,837 deliveries, a 52 percent gain. Yukon XL sales (4,225) were up 20 percent.

HUMMER - HUMMER sales totaled 2,141 units, up 20 percent from January, as inventory gets replenished from December's extremely high sales volumes. H2 deliveries were 2,103.

Pontiac - Pontiac sales were up 19.5 percent with 39,297 deliveries. Car sales (34,404) were up 30 percent in February, with Grand Prix deliveries (13,132) up 91 percent, Grand Am (11,192) improved 9 percent, and Sunfire (3,261) was 52 percent above year-ago levels. GTO had 606 deliveries.

Saturn - VUE posted a new monthly sales record with 6,539 deliveries, a 33.5 percent gain over last February. ION deliveries (7,732) improved 5 percent and established a new monthly record.

Certified Used Vehicles

February sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac, Saturn and Saab, were 42,887 units, up 12 percent from year-ago levels.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, led the way with record February sales of 36,336 units, a 12 percent increase over February 2003 and the strongest single-month sales performance for any brand in the history of the certified used segment. Cadillac Certified Pre-Owned Vehicles had 2,632 sales in February, comparable to last year. Used Cars from Saturn sold 3,219 units, up 11 percent. Saab Certified Pre-Owned Vehicles had 711 sales, up 61 percent.

"GM Certified Used Vehicles continued its outstanding sales momentum in 2004 with an increase of 12 percent and a single-month sales record for the certified segment," Smith said. "Across all of GM's certified brands, including Cadillac, Saab and Saturn, sales also were up 12 percent."

GM North America Announces February Production Results and Initial 2004 Second-Quarter Production Forecast; 2004 First-Quarter Production Forecast Remains Unchanged

In February, GM North America produced 436,000 vehicles (173,000 cars and 263,000 trucks) in North America, compared to 478,000 vehicles (192,000 cars and 286,000 trucks) produced in February 2003. Production totals include joint venture production of 9,500 vehicles in February 2004 and 14,400 vehicles in February 2003.

GM North America's current 2004 first-quarter production forecast remains unchanged at 1.35 million vehicles (523,000 cars and 827,000 trucks). In the first quarter of 2003, GM North America produced 1.451 million vehicles (591,100 cars and 860,000 trucks).

Additionally, GM North America's initial 2004 second-quarter production forecast is 1.38 million vehicles (539,000 cars and 841,000 trucks). In the second quarter of 2003, GM North America built 1.381 million vehicles (544,000 cars and 837,000 trucks).

GM also announced current 2004 first-quarter and initial 2004 second-quarter production forecasts for its international regions:

GM Europe - The region's current 2004 first-quarter production forecast is 463,000, down 5,000 units from last month's guidance. GM Europe built 491,000 vehicles in the first quarter of 2003. The region's initial 2004 second-quarter production forecast is 510,000 vehicles. GM Europe built 488,000 units in the second quarter of 2003.

GM Asia Pacific - GM Asia Pacific's current first-quarter production forecast remains unchanged at 116,000 vehicles. GM's Asia Pacific region built 77,000 vehicles in the first quarter of 2003. The region's initial 2004 second-quarter forecast is 146,000 vehicles. GM Asia Pacific built 90,000 vehicles in the second quarter of 2003.

GM Latin America, Africa and the Middle East - The region's current first-quarter forecast is 160,000 vehicles, up 3,000 vehicles from last month's guidance. The region built 127,000 vehicles in the first quarter of 2003. The region's initial 2004 second-quarter production forecast is 173,000 units, compared to 128,000 units built in the second quarter of 2003.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-18) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                              February               January - February
                      ---------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   24         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Vehicle Total        353,117   333,572      5.9    652,167     626,658     4.1
-------------------------------------------------------------------------------
Car Total            157,011   144,618      8.6    281,464     289,093    -2.6
-------------------------------------------------------------------------------
Truck Total          196,106   188,954      3.8    370,703     337,565     9.8
-------------------------------------------------------------------------------
Light Truck Total    192,830   186,549      3.4    364,769     333,111     9.5
-------------------------------------------------------------------------------
Light Vehicle Total  349,841   331,167      5.6    646,233     622,204      3.9
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    Market Division
    Vehicle Total                                   Calendar Year-to-Date
                              February               January - February
-------------------------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Buick                 27,017    28,697     -5.9     48,522      58,389   -16.9
Cadillac              16,983    15,500      9.6     31,744      29,554     7.4
Chevrolet            200,232   182,235      9.9    367,431     331,492    10.8
GMC                   41,467    36,460     13.7     80,369      64,667    24.3
HUMMER                 2,141     2,713    -21.1      4,068       5,570   -27.0
Oldsmobile             6,178    11,203    -44.9     10,379      20,261   -48.8
Other - Isuzu            939       841     11.7      1,797       1,597    12.5
Pontiac               39,297    32,896     19.5     72,368      68,532     5.6
Saab                   2,701     3,598    -24.9      4,348       6,149   -29.3
Saturn                16,162    19,429    -16.8     31,141      40,447   -23.0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  150,857   141,019      7.0    271,628     282,941    -4.0
-------------------------------------------------------------------------------
Light Truck          192,830   186,549      3.4    364,769     333,111     9.5
-------------------------------------------------------------------------------

Twenty-four selling days for the February period this year and twenty-four for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motor by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2004

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                February                January - February
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D )  24       24
-------------------------------------------------------------------------------

Century                4,916    10,008    -50.9     11,710      23,828   -50.9
LeSabre               10,492     7,296     43.8     17,029      14,237    19.6
Park Avenue            1,963     2,410    -18.5      3,157       4,070   -22.4
Regal                  1,554     2,185    -28.9      2,352       3,483   -32.5
   Buick Total        18,925    21,899    -13.6     34,248      45,618   -24.9
-------------------------------------------------------------------------------
Catera                     0         1    ***.*          0           3   ***.*
CTS                    4,838     3,552     36.2      8,116       6,368    27.4
DeVille                4,991     5,622    -11.2     10,592      11,562    -8.4
Eldorado                   0        35    ***.*          0         107   ***.*
Seville                  442     2,439    -81.9        863       4,826   -82.1
XLR                      320         0    ***.*        547           0   ***.*
   Cadillac Total     10,591    11,649     -9.1     20,118      22,866   -12.0
-------------------------------------------------------------------------------
Aveo                   2,847         0    ***.*      4,406           0   ***.*
Camaro                     2       156    -98.7          9         367   -97.5
Cavalier              21,092    17,191     22.7     32,933      34,183    -3.7
Classic               11,602         0    ***.*     18,892           0   ***.*
Corvette               2,382     1,724     38.2      5,368       3,192    68.2
Impala                23,288    20,088     15.9     42,449      36,823    15.3
Lumina                     0         0    ***.*          0           0   ***.*
Malibu                 8,835    12,864    -31.3     15,992      24,098   -33.6
Metro                      0         0    ***.*          0           0   ***.*
Monte Carlo            4,794     5,222     -8.2      8,657       9,368    -7.6
Prizm                      1         4    -75.0          1           3   -66.7
SSR                    1,034         0    ***.*      1,982           0   ***.*
   Chevrolet Total    75,877    57,249     32.5    130,689     108,034    21.0
-------------------------------------------------------------------------------
Alero                  4,835     8,851    -45.4      8,369      15,787   -47.0
Aurora                    50       332    -84.9         83         646   -87.2
Intrigue                   5        97    -94.8          9         225   -96.0
   Oldsmobile Total    4,890     9,280    -47.3      8,461      16,658   -49.2
-------------------------------------------------------------------------------
Bonneville             2,174     1,834     18.5      4,977       3,180    56.5
Firebird                   6       128    -95.3         12         313   -96.2
Grand Am              11,192    10,268      9.0     22,812      22,297     2.3
Grand Prix            13,132     6,876     91.0     24,005      16,765    43.2
GTO                      606         0    ***.*      1,082           0   ***.*
Sunfire                3,261     2,145     52.0      5,022       5,523    -9.1
Vibe                   4,033     5,162    -21.9      6,677      10,232   -34.7
   Pontiac Total      34,404    26,413     30.3     64,587      58,310    10.8
------------------------------------------------------------------------------
9-3                    2,139     2,640    -19.0      3,359       4,419   -24.0
9-5                      562       958    -41.3        989       1,730   -42.8
   Saab Total          2,701     3,598    -24.9      4,348       6,149   -29.3
-------------------------------------------------------------------------------
ION                    7,723     7,340      5.2     15,183      12,726    19.3
Saturn L Series        1,900     5,792    -67.2      3,830      14,549   -73.7
Saturn S Series            0     1,398    ***.*          0       4,183   ***.*
   Saturn Total        9,623    14,530    -33.8     19,013      31,458   -39.6
-------------------------------------------------------------------------------
   GM Total          157,011   144,618      8.6    281,464     289,093    -2.6
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   150,857   141,019      7.0    271,628     282,941    -4.0
-------------------------------------------------------------------------------
GM Import              6,154     3,599     71.0      9,836       6,152    59.9
-------------------------------------------------------------------------------
   GM Total          157,011   144,618      8.6    281,464     289,093    -2.6
-------------------------------------------------------------------------------

* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2004

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                February                January - February
                       --------------------------------------------------------
                                          %Chg
                        2004      2003  per S/D        2004        2003   %Chg
                       --------------------------------------------------------
     Selling Days (S/D)   24       24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           18,925    21,899    -13.6     34,248      45,618   -24.9
Cadillac Total        10,591    11,648     -9.1     20,118      22,863   -12.0
Chevrolet Total       73,030    57,249     27.6    126,283     108,034    16.9
Oldsmobile Total       4,890     9,280    -47.3      8,461      16,658   -49.2
Pontiac Total         33,798    26,413     28.0     63,505      58,310     8.9
Saturn Total           9,623    14,530    -33.8     19,013      31,458   -39.6
   GM North America
      Total*         150,857   141,019      7.0    271,628     282,941    -4.0
-------------------------------------------------------------------------------
Cadillac Total             0         1    ***.*          0           3   ***.*
Chevrolet Total        2,847         0    ***.*      4,406           0   ***.*
Pontiac Total            606         0    ***.*      1,082           0   ***.*
Saab Total             2,701     3,598    -24.9      4,348       6,149   -29.3
     GM Import Total   6,154     3,599     71.0      9,836       6,152    59.9
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           27,017    28,697     -5.9     48,522      58,389   -16.9
Cadillac Total        16,983    15,500      9.6     31,744      29,554     7.4
Chevrolet Total      200,232   182,235      9.9    367,431     331,492    10.8
GMC Total             41,467    36,460     13.7     80,369      64,667    24.3
HUMMER Total           2,141     2,713    -21.1      4,068       5,570   -27.0
Oldsmobile Total       6,178    11,203    -44.9     10,379      20,261   -48.8
Other-Isuzu Total        939       841     11.7      1,797       1,597    12.5
Pontiac Total         39,297    32,896     19.5     72,368      68,532     5.6
Saab Total             2,701     3,598    -24.9      4,348       6,149   -29.3
Saturn Total          16,162    19,429    -16.8     31,141      40,447   -23.0
     GM Total        353,117   333,572      5.9    652,167     626,658     4.1
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2004
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                              February                  January - February
                   ------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     24        24
-------------------------------------------------------------------------------
Rainier                2,080         0    ***.*      3,302           0   ***.*
Rendezvous             6,012     6,798    -11.6     10,972      12,771   -14.1
   Total Buick         8,092     6,798     19.0     14,274      12,771    11.8
-------------------------------------------------------------------------------
Escalade               2,413     2,311      4.4      4,631       4,107    12.8
Escalade ESV             953       860     10.8      1,740       1,240    40.3
Escalade EXT             743       680      9.3      1,465       1,341     9.2
SRX                    2,283         0    ***.*      3,790           0   ***.*
   Total Cadillac      6,392     3,851     66.0     11,626       6,688    73.8
-------------------------------------------------------------------------------
Astro                  2,641     2,818     -6.3      4,877       4,858     0.4
C/K Suburban(Chevy)    8,618     6,862     25.6     16,991      12,972    31.0
Chevy C/T Series          20        82    -75.6         36         179   -79.9
Chevy W Series           171       154     11.0        299         285     4.9
Colorado               5,685         0    ***.*      8,701           0   ***.*
Express Cutaway/G Cut  1,250     1,248      0.2      2,300       2,190     5.0
Express Panel/G Van    5,463     4,099     33.3      9,932       7,556    31.4
Express/G Sportvan     1,071     1,114     -3.9      1,959       1,933     1.3
Kodiak 4/5 Series        604       381     58.5      1,002         716    39.9
Kodiak 6/7/8 Series      398       141    182.3        584         246   137.4
S/T Blazer             2,107     4,571    -53.9      5,319       8,471   -37.2
S/T Pickup             1,643     9,958    -83.5      3,475      19,781   -82.4
Tahoe                 13,760    10,673     28.9     27,155      19,271    40.9
Tracker                1,410     2,615    -46.1      4,475       5,003   -10.6
TrailBlazer           19,616    19,158      2.4     39,890      34,821    14.6
Venture                5,417     8,632    -37.2      8,225      13,079   -37.1
................................................................................
   Avalanche           6,345     8,308    -23.6     12,420      11,837     4.9
   Silverado-C/K
     Pickup           48,136    44,172      9.0     89,102      80,260    11.0
Chevrolet Fullsize
   Pickups            54,481    52,480      3.8    101,522      92,097    10.2
................................................................................
   Chevrolet Total   124,355   124,986     -0.5    236,742     223,458     5.9
-------------------------------------------------------------------------------
Canyon                 1,355         0    ***.*      2,130           0   ***.*
Envoy                  9,264     9,299     -0.4     19,268      16,284    18.3
GMC C/T Series            27       162    -83.3         63         321   -80.4
GMC W Series             296       227     30.4        564         448    25.9
S/T Jimmy                  0         0    ***.*          0           7   ***.*
Safari (GMC)             521       886    -41.2      1,039       1,719   -39.6
Savana Panel/G Classic 1,316     1,217      8.1      2,683       2,178    23.2
Savana Special/G Cut   1,911       890    114.7      3,498       1,322   164.6
Savana/Rally             193       229    -15.7        349         361    -3.3
Sierra                14,198    12,634     12.4     26,261      22,581    16.3
Sonoma                   503     2,473    -79.7      1,107       4,655   -76.2
Topkick 4/5 Series       522       210    148.6        967         348   177.9
Topkick 6/7/8 Series     299       207     44.4        622         314    98.1
Yukon                  6,837     4,511     51.6     13,369       8,066    65.7
Yukon XL               4,225     3,515     20.2      8,449       6,063    39.4
   GMC Total          41,467    36,460     13.7     80,369      64,667    24.3
-------------------------------------------------------------------------------
HUMMER H1                 38        49    -22.4         68          96   -29.2
HUMMER H2              2,103     2,664    -21.1      4,000       5,474   -26.9
   HUMMER Total        2,141     2,713    -21.1      4,068       5,570   -27.0
-------------------------------------------------------------------------------
Bravada                  252       669    -62.3        518       1,385   -62.6
Silhouette             1,036     1,254    -17.4      1,400       2,218   -36.9
   Oldsmobile Total    1,288     1,923    -33.0      1,918       3,603   -46.8
-------------------------------------------------------------------------------
Other-Isuzu F Series      82       101    -18.8        149         203   -26.6
Other-Isuzu N Series     857       740     15.8      1,648       1,394    18.2
   Other-Isuzu Total     939       841     11.7      1,797       1,597    12.5
-------------------------------------------------------------------------------
Aztek                  1,849     2,389    -22.6      3,537       4,319   -18.1
Montana                3,044     4,094    -25.6      4,244       5,903   -28.1
   Pontiac Total       4,893     6,483    -24.5      7,781      10,222   -23.9
-------------------------------------------------------------------------------
VUE                    6,539     4,899     33.5     12,128       8,989    34.9
   Saturn Total        6,539     4,899     33.5     12,128       8,989    34.9
-------------------------------------------------------------------------------
   GM Total           96,106   188,954      3.8    370,703     337,565     9.8
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   194,963   188,043      3.7    368,527     335,790     9.7
-------------------------------------------------------------------------------
GM Import              1,143       911     25.5      2,176       1,775    22.6
-------------------------------------------------------------------------------
   GM Total          196,106   188,954      3.8    370,703     337,565     9.8
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   192,830   186,549      3.4    364,769     333,111     9.5
-------------------------------------------------------------------------------
GM Import                  0         0    ***.*          0           0   ***.*
-------------------------------------------------------------------------------
   GM Total          192,830   186,549      3.4    364,769     333,111     9.5
-------------------------------------------------------------------------------

* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2004
-------------------------------------------------------------------------------
                                                       Calendar Year-to-Date
                              February                  January - February
                   ------------------------------------------------------------
                                          % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
   Selling Days (S/D)     24        24
-------------------------------------------------------------------------------
               GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            8,092     6,798     19.0     14,274      12,771    11.8
Cadillac Total         6,392     3,851     66.0     11,626       6,688    73.8
Chevrolet Total      124,241   124,872     -0.5    236,550     223,252     6.0
GMC Total             41,233    36,288     13.6     79,909      64,330    24.2
HUMMER Total           2,141     2,713    -21.1      4,068       5,570   -27.0
Oldsmobile Total       1,288     1,923    -33.0      1,918       3,603   -46.8
Other-Isuzu Total        144       216    -33.3        273         365   -25.2
Pontiac Total          4,893     6,483    -24.5      7,781      10,222   -23.9
Saturn Total           6,539     4,899     33.5     12,128       8,989    34.9
   GM North America
     Total*          194,963   188,043      3.7    368,527     335,790     9.7
-------------------------------------------------------------------------------
Chevrolet Total          114       114      0.0        192         206    -6.8
GMC Total                234       172     36.0        460         337    36.5
Other-Isuzu Total        795       625     27.2      1,524       1,232    23.7
    GM Import Total    1,143       911     25.5      2,176       1,775    22.6
-------------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            8,092     6,798     19.0     14,274      12,771    11.8
Cadillac Total         6,392     3,851     66.0     11,626       6,688    73.8
Chevrolet Total      123,162   124,228     -0.9    234,821     222,032     5.8
GMC Total             40,323    35,654     13.1     78,153      63,236    23.6
HUMMER Total           2,141     2,713    -21.1      4,068       5,570   -27.0
Oldsmobile Total       1,288     1,923    -33.0      1,918       3,603   -46.8
Pontiac Total          4,893     6,483    -24.5      7,781      10,222   -23.9
Saturn Total           6,539     4,899     33.5     12,128       8,989    34.9
   GM North America
     Total*          192,830   186,549      3.4    364,769     333,111     9.5
-------------------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            8,092     6,798     19.0     14,274      12,771    11.8
Cadillac Total         6,392     3,851     66.0     11,626       6,688    73.8
Chevrolet Total      123,162   124,228     -0.9    234,821     222,032     5.8
GMC Total             40,323    35,654     13.1     78,153      63,236    23.6
HUMMER Total           2,141     2,713    -21.1      4,068       5,570   -27.0
Oldsmobile Total       1,288     1,923    -33.0      1,918       3,603   -46.8
Pontiac Total          4,893     6,483    -24.5      7,781      10,222   -23.9
Saturn Total           6,539     4,899     33.5     12,128       8,989    34.9
    GM Total         192,830   186,549      3.4    364,769     333,111     9.5
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

GM Production Schedule - 03/02/04

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----

2004 Q1 #        523   827   1,350     463    160     116    2,089    19    24
  O/(U) prior
forecast:@       (10)   10       0      (5)     3       0       (2)    0    (1)
                -------------------   ----- ------   ----  --------- ---  -----

2004 Q2 #        539   841   1,380     510    173     146    2,209    18    48
  O/(U) prior
forecast:@         0     0       0       0      0       0        0     0     0
                -------------------   ----- ------   ----  --------- ---  -----

                       GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car  Truck   Total     GME GMLAAM    GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----


      2000
1st Qtr.         746   775   1,521     572    118      40    2,251    24    13
2nd Qtr.         787   781   1,568     534    140      45    2,287    19    17
3rd Qtr.         689   630   1,319     374    151      53    1,897    16    18
4th Qtr.         670   694   1,364     513    135      47    2,059    18    17
       CY      2,892 2,880   5,772   1,993    544     185    8,494    77    65

      2001
1st Qtr.         581   633   1,214     538    138      51    1,941    13    14
2nd Qtr.         638   726   1,364     491    165      64    2,084    13    16
3rd Qtr.         573   665   1,238     373    146      74    1,832    11    15
4th Qtr.         573   721   1,294     441    127      67    1,929     9    16
       CY      2,365 2,745   5,110   1,842    575     256    7,786    46    61

      2002
1st Qtr.         600   753   1,353     456    131      65    2,005    12    11
2nd Qtr.         688   865   1,553     453    141      74    2,221    15    17
3rd Qtr.         567   740   1,307     408    132      87    1,934    19    20
4th Qtr.         602   824   1,426     453    157      81    2,117    19    24
       CY      2,457 3,182   5,639   1,770    561     307    8,277    65    72

      2003
1st Qtr.         591   860   1,451     491    127      77    2,146    19    24
2nd Qtr.         544   837   1,381     488    128      90    2,087    19    24
3rd Qtr.         492   752   1,244     393    135     120    1,892    21    16
4th Qtr.         558   825   1,383     446    157     133    2,119    16    19
       CY      2,185 3,274   5,459   1,818    547     420    8,244    75    83

      2004
1st Qtr. #       523   827   1,350     463    160     116    2,089    19    24
2nd Qtr. #       539   841   1,380     510    173     146    2,209    18    48
               --------------------  ------  -----   ----  --------- ---  -----

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                                (Registrant)

Date:  March 2, 2004                 By:  /s/PETER R. BIBLE.
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)